                                                                 EXHIBIT 10.35


[*] - Confidential treatment requested pursuant to Rule 406.
                                                                          030498
THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. IT MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THIS WARRANT UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO THE COMPANY OR HOLDER'S COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION OR UNLESS PURSUANT TO RULE 144.

                               PARK `N VIEW, INC.
                                     WARRANT
                              DATED MARCH 12, 1998

         THIS CERTIFIES that [*] (the "Warrantholder"), for value received, is entitled, upon the terms and subject to the conditions set forth herein, to subscribe for and purchase up to 180,000 fully-paid and nonassessable shares (the "Shares") of the Common Stock, par value $.01 per share (the "Stock"), of Park `N View, Inc., a Delaware corporation (the "Company"), at the exercise price of $8.00 per share (the "Initial Exercise Price"), which number of Shares and Initial Exercise Price shall be adjusted pursuant to the provisions of
Section 10 hereof (the "Exercise Price").


           1. Term. Except as otherwise provided for herein, the right to purchase the Shares as granted herein shall become exercisable from time to time in cumulative increments of [*] shares of Stock on the [*] of each of the [*]; provided however that this Warrant shall become exercisable in full upon the first to occur of the following: (i) 18 months following [*], (ii) the sale of the Company, (iii) the consummation of a Qualifying Offering (as hereinafter defined), (iv) the Company's termination [*] for any reason other than [*], or
(v) the Company's [*] or (vi) at such other time as the Company may request pursuant to Section 3(g).

           Except as otherwise provided, this Warrant shall terminate and cease to be exercisable upon the first to occur of the following: (i) the Warrantholder's purchase of all the Shares, (ii) the fifth anniversary of [*],
(iii) [*] for any reason other than [*] or (iv) [*] as a result of a [*]. In addition, upon the occurrence of items (iii) or (iv) above, the Company shall have the right to immediately repurchase any Stock previously purchased by [*] pursuant to the Warrant at a price of $8.00 per share (or at such other prices paid by [*] as adjusted pursuant to the anti-dilution provisions of the Warrant). In addition to the foregoing, if within five (5) years of the date of this Warrant: (i) the Warrantholder sells, disposes of or otherwise transfers its interest [*]; (ii) the total number of [*] is less than [*]; and (iii) the acquiror does not [*] or [*], that increment of the Warrant relating to [*] shall immediately be null and void and (a) Warrantholder shall have no further right to purchase any of such Shares hereunder; and (b) the Company shall have the right to immediately repurchase any Shares relating to [*] previously purchased by [*] pursuant to the Warrant at a price of $8.00 per share (or at such other prices paid by [*] as adjusted pursuant to the anti-dilution provisions of the Warrant). Any stock certificate issued to [*] pursuant to its exercise of all or any part of the Warrant shall bear a legend indicating that such Shares are subject to the Company's rights of repurchase under the terms of this Warrant and the Company's rights shall survive the termination of this Warrant [*]. Notwithstanding the foregoing, the Company's rights of repurchase under this Warrant shall terminate upon a Qualifying Offering (defined below) or the sale of the Company.

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         2. Exercise of Purchase Rights.

            (a) Exercise. The purchase rights represented by this Warrant are exercisable by the Warrantholder, in whole or in part, at any time, or from time to time during the period set forth in Section 1 above, by tendering the Company at its principal office a notice of exercise in the form attached hereto as Exhibit A (the "Notice of Exercise"), duly completed and executed. Upon receipt of the Notice of Exercise and the payment of the Exercise Price in accordance with the terms set forth below, the Company shall issue to the Warrantholder a certificate for the number of shares of Stock of the Company purchased and shall execute the Notice of Exercise indicating the number of shares of Stock which remain subject to future purchases, if any. The person or persons in whose name(s) any certificate(s) representing shares of Stock shall be issued upon exercise of this Warrant shall be deemed to have become the holder(s) of the Shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Warrantholder or its designee as soon as practical and in any event within thirty (30) days after receipt of such notice and, unless this Warrant has been fully exercised or expired, a new Warrant representing the remaining portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Warrantholder as soon as possible and in any event within such thirty (30) day period.


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

            (b) Method of Exercise. The purchase rights hereby represented may be exercised, at the election of the Warrantholder, by the tender of the Notice of Election and the surrender of this Warrant at the principal office of the Company and by the payment to the Company, by check, cancellation of indebtedness or other form of payment acceptable to the Company, of an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased.

            (c) Termination in the Event of Initial Public Offering. Except as otherwise provided, this Warrant shall terminate immediately upon the Company's consummation of a firm underwritten commitment public offering of the Stock pursuant to an effective registration under the Securities Act of 1933, as amended, covering the offer and sale of both primary and secondary shares of Stock which results in gross proceeds of least $20,000,000, the Stock is quoted or listed on either The Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange and the price at which the Stock is sold in such offering is at least equal to the Exercise Price (a "Qualifying Offering"). The Company shall provide written notice of its proposed filing of a registration statement relating to a Qualifying Offering at least 30 days prior to such filing. The Warrantholder will be permitted to rescind any previously tendered Notice of Election in the event that a proposed public offering is not consummated for a per share price greater than the Exercised Price.

         3. Piggyback Registration Rights.

            (a) If the Company, at any time proposes to register shares of Stock under the Securities Act of 1933, as amended (the "Securities Act") (other than pursuant to a registration on Form S-4 or Form S-8 or any similar or successor forms), it shall at least 30 days prior to the filing of the Registration Statement relating to such registration with the Securities and Exchange Commission give written notice to the Warrantholder of the Company's intention to do so, which notice shall include a statement as to the estimated maximum number of Shares that the Warrantholder may include in such registration. Within 15 days after receipt of any such notice, the Warrantholder shall notify the Company in writing whether the Warrantholder wishes to register any Shares in such registration, which notification shall specify the number of Shares intended to be sold or disposed of by the Warrantholder and shall state the intended method of disposition of such Shares. If the Warrantholder fails to submit such notice within such 15 day period, it shall be deemed to have notified the Company that the Warrantholder does not then wish to register any Shares. Upon receipt of such notice, the Company shall promptly use best efforts to effect the registration under the Securities Act of the specified number of Shares; provided that the Company need not promptly register any Shares if the Warrantholder has failed to comply with paragraph (c) hereof in a timely manner.

         (b) Prior to the effectiveness of a registration statement pursuant to which any of the Shares are being registered, the Warrantholder must exercise the Warrant for at least the number of Shares being registered.



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

         (c) The Warrantholder will furnish to the Company in writing such information as the Company may reasonably require from the Warrantholder, and otherwise reasonably cooperate with the Company in connection with any registration statement with respect to the Shares. The Company may exclude Shares from registration to the extent that the Warrantholder fails to furnish such information within a reasonable time after receiving such request.

         (d) The Warrantholder may not participate in any underwritten registration pursuant hereto unless the Warrantholder (a) agrees to sell Shares on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the terms of such underwriting arrangements. The Warrantholder shall be entitled at any time to withdraw Shares from such registration prior to its effective date in the event that the Warrantholder shall disapprove of any of the terms of the related underwriting agreement but only if the Warrantholder is permitted to do so by the managing underwriters or pursuant to any agreement therewith.

         (e) In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of the Stock, if the managing underwriter determines that the inclusion of the Shares proposed to be included would jeopardize the successful marketing of securities by the Company or another selling securityholder, then the number of Shares to be included in such underwritten public offering by the Warrantholder shall be reduced or eliminated, the total amount of such reduction or elimination to be in the discretion of the managing underwriter, provided that the number of shares of stock to be included in any such registration for the account of selling securityholders, other than those referenced in Section 3(h) hereof, shall be reduced pro rata based on the number of shares of stock which each such selling securityholder has requested to be included in such registration.

         (f) The Warrantholder agrees to notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by such Warrantholder to the Company or of the occurrence of any event in either case as a result of which any Prospectus included in a registration statement pursuant to which Shares are registered contains or would contain an untrue statement of a material fact regarding such Warrantholder or such Warrantholder's intended method of distribution of Shares or omits to state any material fact regarding such Warrantholder or such Warrantholder's intended method of distribution of Shares necessary to make the statements therein, in light of the circumstances then existing, not misleading, and promptly to furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Prospectus shall not contain, with respect to such Warrantholder or intended method of distribution of Shares, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances then existing, not misleading.

         (g) If Company at any time proposes to register shares of Stock for sale to the public in a firm commitment underwritten public offering and the underwriter(s) thereof requires as a condition to such offering that the Warrantholder exercise the Warrant prior to such offering,


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

then the Warrantholder agrees to exercise the Warrant if and to the extent the Warrant is exercisable and the public offering price is at least equal to the Exercise Price.

         (h) Notwithstanding any provision hereof to the contrary, the Warrantholder understands and acknowledges that there are in effect, and the Warrantholder has been given the opportunity to review, agreements of the Company pursuant to which the holders of the Company's preferred stock have certain superior rights with respect to the Company's registration of their offers and sales of the Stock under the Securities Act. The rights granted hereunder to the Warrantholder are subordinate in all respects to the rights granted under such prior agreements. Specifically, but without limitation, such securityholders have priority over the Warrantholder with respect to inclusion of securities in any registration statement of the Company with the result that, among other things, the securities of such securityholders shall be included in a registration statement filed by the Company prior to any inclusion in such registration statement by the Warrantholder.

         (i) In the event of any underwritten offering of securities by the Company or other securityholders of the Stock, the Warrantholder agrees that it will not sell any shares of Stock, regardless of whether the Warrantholder is a selling securityholder in such offering, during the period commencing 10 days prior to any such underwritten offering and ending 90 days following such underwritten offering.

         (j) The Company shall not be obligated to include any Shares in a registration pursuant hereto, if at the time of the receipt of a request to include such Shares, the Shares could be sold by the Warrantholder pursuant to Rule 144 under the Securities Act (or any similar or successor rule in effect at that time), provided that, the Company shall, at its expense, promptly provide, to or on behalf of Warrantholder, such opinions of counsel and other documentation as may be required in connection with all sales by Warrantholder of the Shares pursuant to Rule 144 under the Securities Act (or any similar or successor rule in effect at that time).

         (k) The Company will take all such actions as may be reasonably necessary to assure that the Shares issuable pursuant to this Warrant, upon issuance, shall have been approved for listing upon any domestic stock exchange upon which the Stock is then listed.

         (l) The costs and expenses incurred in connection with the registration of the Shares hereunder will be paid by the Company; provided, however, that the Company will not bear the cost of nor pay for any (i) stock transfer taxes imposed in respect of the transfer of any Shares, (ii) any underwriting discounts or commission or similar fees related to an underwritten offering of the Shares or (iii) any fees and disbursements of counsel representing the Warrantholder.

         4. Reservation of Shares.

            (a) Authorization and Reservation of Shares. The Company will at all times have authorized and reserved a sufficient number of Shares to provide for the exercise of the rights to purchase Stock as provided herein. All such shares of Common Stock will be duly


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


authorized and, when issued upon exercise of this Warrant in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable with no liability on the part of the holders thereof. The Company shall not at any time while this Warrant remains outstanding allow the par value of its Common Stock to exceed the then effective Exercise Price.

            (b) Registration or Listing. If any shares of Stock required to be reserved for purposes of exercise of this Warrant require registration with or approval of any governmental authority under any Federal or State law (other than any registration under the Securities Act of 1933, as then in effect, or any similar Federal statute then enforced, or any state securities law, required by reason of any transfer), or listing on any domestic securities exchange, or if at the time of exercise the class of Stock into which this Warrant is then exercisable is listed on any domestic securities exchange, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered, listed or approved for listing on such domestic securities exchange, as the case may be.

         5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Warrantholder that, as of the Warrant Grant Date:

            (a) Organization and Capitalization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The authorized capital stock of the Company consists of 17,750,000 shares of capital stock, comprised of 12,000,000 shares of Common Stock, of which 4,318,182 shares of Common Stock are issued and outstanding and 5,750,000 shares of Preferred Stock, of which (i) 627,630 shares are designated as Series A Preferred Stock, of which 388,065 shares are issued and outstanding,
(ii) 1,372,370 shares are designated as Series B Preferred Stock, of which 1,372,370 shares are issued and outstanding, and (iii) 3,750,000 shares are designated as Series C Preferred Stock, of which 2,275,412 shares are issued and outstanding. There are reserved for issuance: (i) 1,875,000 shares of Common Stock which may be issued upon conversion of Series B Preferred Stock; (ii) 2,275,412 shares of Common Stock which may be issued upon conversion of Series C Preferred Stock; (iii) 409,846 shares of Common Stock which may be issued pursuant to the exercise of options previously granted to present and future employees of the Company; (iv) 390,154 shares of Common Stock which are available for future grants of options under the Company's Stock Option Plan; and (v) up to 186,750 shares of Common Stock which may be issued pursuant to the exercise of a warrant issued to Alex. Brown & Sons Incorporated. Except as set forth above, the Company has not issued or agreed to issue any stock purchase rights or securities convertible into Common Stock; there are no preemptive rights in effect with respect to the issuance of any shares of Common Stock. All the issued and outstanding shares of the Company's capital stock have been validly issued without violation of any preemptive or similar rights and are fully paid and nonassessable. A copy of the Company's Certificate of Incorporation, as in effect as of the Warrant Grant Date, is attached hereto as Exhibit C.


            (b) Authority. The Company has full corporate power and authority to execute and deliver this Warrant and to perform all of its obligations hereunder, and the


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


execution, delivery and performance hereof have been duly authorized by all necessary corporate action on its part. This Warrant has been duly executed on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms.

            (c) No Legal Bar. Except to the extent that any of the rights, conflicts or requirements described in this paragraph may have been previously waived or complied with, neither the execution, delivery or performance of this Warrant will not (i) conflict with or result in a violation of the Company's Certificate of Incorporation, as amended, or the Company's Bylaws, as amended,
(ii) conflict with or result in a violation of any law, statute, regulation, order or decree applicable to the Company, (iii) require any consent or authorization or filing with, or other act by or in respect of, any governmental authority (other than compliance with federal and state securities requirements, which requirements shall be complied with by the Company within the prescribed periods), conflict with or result in a breach of, constitute a default under or constitute an event creating rights of acceleration, termination or cancellation under any mortgage, lease, contract, franchise, instrument or other agreement to which the Company is a party or by which it is bound.

            (d) Validity of Shares. When issued upon the exercise of this Warrant as contemplated herein, shares of Common Stock will have been validly issued and will be fully paid and nonassessable.

            (e) Notice of Cash Dividends. The Company shall provide Warrantholder with notice of the declaration of a cash dividend at least 15 days prior to the record date for the payment of such dividend and shall provide Warrantholder with such information as may be reasonably requested by Warrantholder to allow Warrantholder to make a decision as to whether to exercise all or some portion of this Warrant.

         6. Covenants of the Company.

            (a) No Breach or Amendment. The Company shall not by any action, including, without limitation, amending its Certificate of Incorporation, as amended, avoid or seek to avoid the observance or performance of any of the terms of this Warrant; the Company will at all times in good faith assist in the carrying out of all such terms and in the taking of all such reasonable action as may be necessary or appropriate to protect the rights of the Warrantholder against breach; provided, however, that nothing in this Section 6(a) will restrict the Company's ability to enter into agreements for the incurrence of indebtedness with financial or other institutional investors in the ordinary course of business. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any shares of Common Stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, (ii) take all such action as may be necessary or appropriate in order that the Company may validly issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to


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


perform its obligations under this Warrant. Upon the request of the Warrantholder, the Company will at any time during the period this Warrant is outstanding acknowledge in writing, in a form reasonably satisfactory to the Warrantholder, the continued validity of this Warrant and the Company's obligations hereunder.

            (b) Availability of Information. The Company will cooperate with the Warrantholder in supplying such information as may be reasonably necessary for the Warrantholder to complete and file any information reporting forms presently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Securities Act of 1933, as amended, for the sale of this Warrant or any shares issued pursuant to this Warrant. So long as this Warrant is outstanding, the Company will provide the Warrantholder as soon as reasonably practicable but in any event (i) within 120 days after the close of each fiscal year of the Company, audited financial statements as of the end of such fiscal year; and (ii) within 60 days after the close of each of the Company's first 3 fiscal quarters, an unaudited balance sheet of the Company as of the end of such fiscal quarter and unaudited statements of operations and cash flows of the Company for the quarter just ended and for the portion of the fiscal year ended with the end of such quarter. In addition, simultaneous with the distribution to its stockholders, the Company will provide the Warrantholder with all notices to stockholders or other communications sent by or on behalf of the Company to such stockholders.

            (c) Certain Expenses. The Company will pay all expenses in connection with, and all taxes (other than stock transfer, income and capital gain taxes) and other governmental charges that may be imposed in respect of the issuance and delivery of this Warrant or any shares issued or issuable pursuant to this Warrant.

         7. No Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrantholder's rights to purchase Stock, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the fair market value of a share of that stock at the time of exercise.

         8. No Rights as Shareholder. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrantholder's rights to purchase Stock as provided for herein.

         9. Warrantholder Registry. The Company shall maintain a registry showing the name and address of the registered holder of this Warrant.

        10. Adjustment Rights. The Exercise Price and the number of Shares of Stock purchasable hereunder are subject to adjustment from time to time, as follows:

            (a) Reclassification or Merger. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant into the same or a different number of securities of any other class or classes, or in case of any merger of the


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


Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant, so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the Shares of Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of Shares of Stock then purchasable under this Warrant. Such new Warrant shall provide for adjustment that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 10. The provisions of this subparagraph
(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

            (b) Subdivision or Combination of Shares. If the Company at any time shall subdivide its Stock, the Exercise Price shall be proportionately decreased and the number of Shares issuable pursuant to this Warrant shall be proportionately increased. If the Company at any time shall combine its Stock, the Exercise Price shall be proportionately increased and the number of Shares issuable pursuant to this Warrant shall be proportionately decreased.

            (c) Stock Dividends. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of Stock, or issue shares of Common Stock at a price less than the Exercise Price (other than shares of Common Stock issuable: (i) under the Park `N View Stock Option Plan; or (ii) upon conversion of any outstanding preferred stock), then the Exercise Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution or the date of such issuance to that price determined by multiplying the Exercise price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Stock outstanding immediately after such dividend, distribution or issuance. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Shares of Stock (calculated to the nearest whole share) obtained by multiplying
(i) the Exercise Price in effect immediately prior to such adjustment by (ii) the number of Shares of Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

            (d) Reserved Shares Adjustment. The number of shares reserved for issuance pursuant to this Warrant shall automatically be adjusted without further action by the Company in the event of any adjustment of the number of Shares issuable pursuant to this Warrant. In case of any event resulting in adjustment pursuant to Section 10(a), 10(b) or 10(c) above, the Company shall give written notice thereof to the Warrantholder stating the date on



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

which such event is to take place (which shall be at least forty-five (45) days after the Warrantholder's receipt of such notice).

        11. Compliance with Securities Act; Disposition of Warrant or Shares of Stock.

            (a) Compliance with Securities Act. The Warrantholder, by acceptance hereof, agrees that this Warrant, and the Shares of Stock to be issued upon exercise hereof, are being acquired for investment and that such Warrantholder will not offer, sell or otherwise dispose of this Warrant, or any Shares of Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws. At the time of exercise, the Warrantholder shall execute an Investment Letter in the form attached hereto as Exhibit B stating (among other things) that the shares issued pursuant to the Warrant have not been registered under federal or state securities laws, and that such shares may not be transferred unless the shares are so registered or unless the Company has received an opinion of the Company's counsel or such holder's counsel reasonably acceptable to the Company that such transfers are exempt from registration.

            (b) Legend. This Warrant and all shares of Stock issued upon exercise of this Warrant (unless registered under the Securities Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

            "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO UNDER SAID ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION OR UNLESS PURSUANT TO RULE 144."

            (c) Representations and Warranties of Warrantholder. In addition, in connection with the issuance of this Warrant, the Warrantholder specifically represents to the Company by acceptance of this Warrant as follows:

                (i) The Warrantholder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The Warrantholder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Securities Act.

                (ii) The Warrantholder understands that this Warrant has not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Warrantholder's investment intent as expressed herein.


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


                (iii) The Warrantholder further understands that this Warrant and any shares of Stock to be issued upon exercise hereof must be held indefinitely unless subsequently registered under the Securities Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available.

            (d) Disposition of Warrant or Shares. Subject to the terms and conditions of Section 11(e), with respect to any offer, sale or other disposition of this Warrant or any Shares of Stock acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or Shares, the holder agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with an opinion of the Company's counsel or such holder's counsel reasonably satisfactory to the Company, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Stock and indicating whether or not under the Securities Act certificates for this Warrant or such shares of Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than five (5) days after receipt of the written notice, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Stock, all in accordance with the terms of the notice delivered to the Company. Notwithstanding the foregoing, this Warrant or such shares of Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Securities act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Stock thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the Company or the Warrantholder or pursuant to Rule 144 or 144A, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instruction to its transfer agent in connection with such restrictions.

            (e) Prohibition Against Transfer. This Warrant, the rights of the Warrantholder hereunder and the Shares may not be assigned or transferred except to a parent or subsidiary entity of the Warrantholder that, in the case of a parent, owns at least 80% of the Warrantholder, and, in the case of a subsidiary, is 80% owned by the Warrantholder; provided however that such transferee shall be bound by the terms and provisions hereof and the prohibition on transfer of the Shares in this Section 11(e) shall terminate upon the termination of all of the Company's rights to repurchase the Shares pursuant to
Section 1 hereof.

        12. Miscellaneous.

            (a) Attorney's Fees. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

            (b) Governing Law. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of Delaware.

            (c) Descriptive Headings. The descriptive headings of the paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

            (d) Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail, by registered or certified mail, addressed (1) to the Warrantholder, at the address in the Warrant Register maintained by the Company, and (ii) to the Company, at 11711 NW 39th Street, Coral Springs, FL 33065, or at such other address as any such party may subsequently designate by written notice to the other party.

            (e) Lost Warrants. The Company covenants to the Warrantholder, that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

            (f) Severability. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

            (g) Modification and Waiver. This Warrant and any provision hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the same is sought.

            (h) Application of Securityholders' Agreement. The Warrantholder understands and acknowledges that there is in effect that certain Amended and Restated SecurityHolders' and Exchange Agreement, as amended, (a copy of which has been provided to the Warrantholder) and that the Shares and the Warrantholder shall be subject to the terms and conditions thereof.

            (i) Survival of Representations and Warranties. All of the Warrantholders representations, warranties, agreements and obligations with respect to the ownership of the Shares shall survive the termination of the Warrant.

            (j) Entire Agreement. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and undertakings of the parties, whether oral or written, with respect to such subject matter.

     IN WITNESS WHEREOF, this warrant has been duly executed and delivered by the undersigned.

                                                 PARK `N VIEW, INC.



                                                 By: /s/ Ian Williams
                                                 -------------------------------
                                                         Ian Williams, President

                                    Exhibit A


                           NOTICE OF EXERCISE FOR CASH


To:      Park `N View, Inc.
         11711 NW 39th Street
         Coral Springs, FL 33065
         Attention:  President

            1. The undersigned, hereby elects to purchase shares of the Common Stock of Park `N View, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

            2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

             Name                             Address
             ----                             -------





            Unless this Warrant has been fully exercised or expired, please issue a new Warrant representing the remaining portion of the Shares, if any, with respect to which this Warrant has not been exercised in the name of the Warrantholders.




                                        ----------------------------------------
                                                     (SIGNATURE)



Date:
     --------------------

                                    EXHIBIT B

                                     FORM OF
                                INVESTMENT LETTER

                               ___________, 19___


Park `N View, Inc.
11711 NW 39th Street
Coral Springs, FL 33065
Attention: President

Gentlemen:

            The undersigned, ________________________ ("Purchaser") intends to acquire up to _________ shares (the "Shares") of the Common Stock of Park `N View, Inc. (the "Company") from the Company pursuant to the exercise of certain Warrant held by Purchaser. The Shares will be issued to Purchaser in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "1933 Act"). In connection with such purchase and in order to comply with the exemption from registration relied upon by the Company, Purchaser represents, warrants and agrees as follows:

            1. Purchaser is acquiring the Shares for Purchaser's own account, to hold for investment, and Purchaser shall not make any sale, transfer or other disposition of the Shares in violation of the 1933 Act or the rules and regulations promulgated thereunder by the Securities and Exchange Commission or in violation of any applicable state securities law.

            2. Purchaser has been advised that the issuance of the Shares is not being registered under the 1933 Act on the ground that this transaction is exempt from registration under Section 3(b) or 4(2) of the 1933 Act, as not involving any public offering, and that reliance by the Company on such exemptions is predicated in part on Purchaser's representations set forth in this letter. Purchaser also has been advised that neither the Shares nor the issuance thereof are being registered under the securities laws of any state.

            3. Purchaser has been informed that the Shares must be held indefinitely unless subsequently registered under the 1933 Act and applicable state securities laws, or unless exemptions from such registration are available with respect to any proposed transfer or disposition by Purchaser of the Shares. Purchaser understands and agrees that the Company, as a condition to the transfer of any of the Shares, may require that the request for transfer be accompanied by an opinion of counsel satisfactory to the Company, in form and substance satisfactory to the Company, to the effect that the proposed transfer is exempt from registration under 1933 Act and applicable state securities laws, unless such transfer is covered by an effective registration statement under the 1933 Act and all applicable state securities laws.

            4. Purchaser understands and agrees that there will be placed on the certificates for the Shares, or any substitutions therefor, a legend stating in substance:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), nor under any state securities law and may not be pledged, sold, assigned or transferred unless (i) a registration statement with respect thereto is effective under the Act and any applicable state securities laws or (ii) in the opinion of counsel acceptable to the Company such securities may be pledged, sold, assigned or transferred without an effective registration statement under the Act or applicable state securities laws.

            5. Purchaser has been furnished with or has had access to the information it has requested from the Company in connection with the investment represented by the Shares and has had an opportunity to discuss with the officers and management of the Company the Company's business and financial affairs. Purchaser has such knowledge and experience in business and financial matters and with respect to investments in securities or in privately held companies so as to enable it to understand and evaluate the risks of such investment and form an investment decision with respect thereto.

                                      Very truly yours,


                                      -----------------------------------
                                      Name:


            Accepted as of the _____ day of ____________, 19____.


                                      PARK `N VIEW, INC.


                                      By:
                                         ---------------------------------
                                      Name:
                                      Title:





RALLIB01:470748.01

                                    EXHIBIT C

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               PARK `N VIEW, INC.

           The undersigned, being the duly elected and acting President of Park `N View, Inc., a corporation duly organized under the laws of the State of Delaware on September 18, 1995, does hereby certify that this Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of Park `N View, Inc. in accordance with Section 245 and Section 241 of the General Corporation Law of the State of Delaware:

           FIRST:    The name of the Corporation is:  PARK `N VIEW, INC.

           SECOND: The registered office of the Corporation is to be located at 1013 Centre Road, in the City of Wilmington, County of New Castle, State of Delaware, 19805. The name of its registered agent at that address is Corporation Service Company.

           THIRD: The purpose of the Corporation is to engage in any lawful actor activity for which a corporation may be organized under the General Corporation Law of Delaware.

           FOURTH: The aggregate number of shares of stock which the Corporation shall have authority to issue is 5,000,000 shares of common stock, par value $.001 per share, all of which shall be designated "Common Stock" and 140,010 shares of preferred stock, par value $.01 per share, all of which are designated "Series A Preferred Stock."

           FIFTH: The name and mailing address of the Incorporator is James M. O'Connell, 4101 Lake Boone Trail, Suite 400, Raleigh, North Carolina 27606.

           SIXTH: The number of Directors of the Corporation may be specified by the By-Laws. The number of Directors constituting the instant Board of Directors shall be two (2), and the names and mailing addresses of the persons who are to serve as Directors until the first annual meeting of the shareholders or until the successors are elected and qualify are:

Name                                   Address

Ian Williams                           3403 NW 55th Street
                                       Building 10
                                       Fort Lauderdale, FL 33309

Daniel O'Connell                       5133 NW 93 Doral Way
                                       Miami, FL 33178

           SEVENTH: In furtherance and not in limitation of the powers conferred by statute but subject to any limitations contained in any Certificate of Designation, the board of directors is expressly authorized:

           (a) to adopt, amend or repeal the By-Laws of the Corporation in such manner and subject to such limitations, if any, as shall be set forth in the By-Laws;

           (b) to allot and authorized the issuance of the authorized but unissued shares of the Corporation, including the declaration of dividends payable in shares of any class to stockholders of any class;

           (c) (i) with respect to the authorized shares of Preferred Stock, the board of directors is expressly authorized, from time to time, (1) to fix the number of shares of one or more series thereof; (2) to determine the designation of any such series; (3) to determine or alter, without limitation or restriction, the right, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series including, without limitation, dividend rights, conversion rights, redemption privileges, and liquidation preferences, as shall be stated in such resolution or resolutions, all to the fullest extent permitted by the Delaware Statute; and (4) within the limits or restrictions stated in any resolution or resolutions of the board of directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series of such class subsequent to the issue of shares of that series,
(5) to determine and fix such voting powers, full or limited, or no voting powers, and such other powers, designations, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof. Without limiting the generality of the foregoing, the resolution or resolutions providing for the establishment of any series of Preferred Stock may, to the extent permitted by law, provide that such series shall be superior to, rank equally with or be junior to any other series of Preferred Stock.

           The amendment of the terms of any certificate of designation of any series of the Corporation's Preferred Stock of which shares are outstanding shall require only (i) that the Corporation's board of directors adopt a resolution setting forth the amendment proposed, declaring its advisability, and either calling a special meeting of the holders of such series of Preferred Stock for consideration of such amendment or directing that the amendment proposed be considered at the next annual meeting of stockholders by the holders of such series of Preferred Stock (in either event, subject to the ability of such holders to act by written consent in lieu of voting at a meeting), and (ii) that the holders of sixty-six and two thirds percent (66 2/3%) (or such greater number as may be required by the certificate of designations of such series) of the outstanding shares of such series of Preferred Stock have voted in favor of the amendment. Except for holders of a series of Preferred Stock the terms of which are being amended, no holder of Common Stock and no holder of any series of Preferred Stock shall be entitled to vote upon such amendment unless the rights of such holders would be adversely affected by such amendment or such vote shall otherwise be required by law or by any certificate of designation of any series of Preferred Stock.

           (ii) with respect to Common Stock, (1) Voting. Each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters as to which holders of Common Stock shall be entitled to vote. In any election of directors, no holder of shares of Common Stock shall be entitled to cumulate his or her votes by giving one candidate more than one vote per share.

           (2) Other Rights. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other. In the event any dividend is paid on all shares of Common Stock, the same dividend shall be paid on all shares of Common Stock outstanding at the time of such payment. Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders.

           (d) to exercise all of the powers of the Corporation, insofar as the same may lawfully be vested by this certificate in the board of directors.

           EIGHTH: That thereafter by a written consent of the requisite stockholders of the Corporation any amendment was approved and adopted by the stockholders of the Corporation.

           NINTH: That any said amendment was duly adopted in accordance with the provision of Section 242 of the General Corporation Law of the State of Delaware.

           TENTH: If the Corporation has outstanding Preferred Stock which is then in default on its obligations to pay dividends thereon or to redeem such Preferred Stock, the primary duty of the directors of the Corporation shall be to cause the Corporation to take such actions as may be necessary in order to pay such dividends and make such redemption.

           ELEVENTH: No director shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that to the extent required by the provisions of
Section 102(b)(7) of the General Corporation Law of the State of Delaware or any successor statute, or any other laws of the State of Delaware, this provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware hereafter is amended to authorized the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended General Corporation Law of the State of Delaware. Any repeal or modification of this paragraph ELEVENTH by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

           The Board of Directors of the Corporation has, by unanimous written consent, authorized the filing of this Amended and Restated Certificate of Incorporation in compliance with Section 245 & 241(b) of the General Corporation Law of the State of Delaware.

           IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of October, 1995.

                                           /s/ Ian Williams
                                           -------------------------------
                                           Ian Williams, President

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                               PARK `N VIEW, INC.

           (Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

           It is hereby certified that:

           1. The name of the corporation is Park `N View, Inc. (the "Corporation") The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on September 8, 1995.

           2. The Board of Directors of the Corporation duly adopted a resolution proposing and declaring it advisable that Section 1 of Article FOURTH of the Certificate of Incorporation of the Corporation be amended in its entirety to read as follows:

                     "Section 1. Authorized Capitalization. The aggregate number of shares of stock which the Corporation shall have authority to issue is nine million (9,000,000), of which seven million (7,000,000) shares hall be common stock par value $.001 per share ("Common Stock"), and two million (2,000,000) shares shall be preferred stock, par value $.01 per share ("Preferred Stock")."

           3. This amendment to the Certificate of Incorporation was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.

           4. This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the office of the Secretary of State of the State of Delaware.

           IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed in its name by its President and attested to by its Secretary this 12th day of November, 1996 and the statements contained herein are affirmed as true under penalties of perjury.

                                   PARK `N VIEW, INC.

                                   By  /s/ Ian Williams
                                       ------------------------------
                                       Ian Williams, President

ATTEST:

By: /s/ Anthony Allen
    ---------------------------
    Anthony Allen, Secretary

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                               PARK `N VIEW, INC.

           (Pursuant to Section 242 of the General Corporation Law of the State of Delaware) It is hereby certified that:

                      1. The name of the corporation is Park `N View, Inc. (the "Corporation"). The Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware on September 18, 1995.

                      2. The Board of Directors of the Corporation duly adopted a resolution proposing and declaring it advisable that Section 1 of Article FOURTH of the Certificate of Incorporation of the Corporation be amended in its entirety to read as follows:

                      "Section 1. Authorized Capitalization. The aggregate number of shares of stock which the Corporation shall have authority to issue is seventeen million seven hundred fifty thousand (17,750,000), of which twelve million (12,000,000) shares shall be common stock, par value $.001 per share ("Common Stock"), and five million seven hundred and fifty thousand (5,750,000) shares shall be preferred stock, par value $.01 per share ("Preferred Stock")."

                      3. This amendment to the Certificate of Incorporation was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of Delaware.

                      4. This amendment to the Certificate of Incorporation shall be effective on and as of the date of filing of this Certificate of Amendment with the office of the Secretary of State of the State of Delaware.

           IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed in its name by its President and attested to by its Secretary this 22nd day of August, 1997 and the statements contained herein are affirmed as true under penalties of perjury.



                                PARK `N VIEW, INC.

                                By /s/ Ian Williams
                                   -------------------------------
                                   Ian Williams, President

ATTEST:

By: /s/ Anthony Allen
    ---------------------------
    Anthony Allen, Secretary